UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21866

Pyxis Funds I

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Pyxis Capital, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: September 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedules of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)
As of September 30, 2012	Pyxis Long/Short Equity Fund

Shares		Value ($)
Common Stocks - 75.9%
CONSUMER DISCRETIONARY - 24.4%
754,499	CBS Corp., Class B (a)	27,410,949
268,000	D.R. Horton, Inc.	5,531,520
546,600	Dollar General Corp. (a)(b)	28,171,764
100,250	Dunkin’ Brands Group, Inc. (c)	2,926,799
439,948	Imax Corp. (Canada) (b)(c)	8,759,365
538,000	Jack in the Box, Inc. (a)(b)	15,123,180
384,264	Life Time Fitness, Inc. (a)(c)	17,576,235
179,000	Meritage Homes Corp. (a)	6,807,370
358,526	Michael Kors Holdings, Ltd. (Hong Kong) (a)(b)	19,066,413
3,948,300	Prada SpA (Hong Kong) (c)	29,485,257
11,046,547	Sirius XM Radio, Inc. (b)(c)	28,721,022
417,500	Starbucks Corp. (a)	21,188,125
239,000	Tempur-Pedic International, Inc. (b)(c)	7,143,710

		217,911,709

CONSUMER STAPLES - 1.2%
890,987	Smart Balance, Inc. (a)(b)(c)	10,763,123

ENERGY - 3.9%
247,900	Cabot Oil & Gas Corp.	11,130,710
105,338	Pioneer Natural Resouces Co.	10,997,287
266,800	Rosetta Resources, Inc. (b)	12,779,720

		34,907,717

FINANCIAL - 6.5%
113,800	Capital One Financial Corp.	6,487,738
496,712	Lazard Ltd., Class A (Bermuda) (a)	14,518,892
1,712,900	Regions Financial Corp.	12,350,009
718,600	Wells Fargo & Co. (a)	24,813,258

		58,169,897

HEALTHCARE - 10.6%
155,600	Acadia Healthcare Co., Inc. (b)	3,711,060
79,437	Air Methods Corp. (b)	9,482,395
402,200	Express Scripts Holding Co. (a)(b)	25,205,874
346,401	HealthSouth Corp. (b)	8,334,408
208,000	Johnson & Johnson (a)	14,333,280
447,200	NuVasive, Inc. (b)(c)	10,245,352
193,904	Sirona Dental Systems, Inc. (b)	11,044,772
202,234	Thermo Fisher Scientific, Inc. (a)	11,897,426

		94,254,567

INDUSTRIALS - 6.3%
426,418	AerCap Holdings NV (Netherlands) (b)	5,330,225
475,148	BE Aerospace, Inc. (b)	20,003,731
201,300	Colfax Corp. (b)(c)	7,381,671
443,300	DigitalGlobe, Inc. (b)(c)	9,038,887
68,200	Norfolk Southern Corp. (a)	4,339,566
333,199	Pendrell Corp. (b)	376,515
277,583	Polypore International, Inc. (b)(c)	9,812,559

		56,283,154

INFORMATION TECHNOLOGY - 18.0%
164,120	Alliance Data Systems Corp. (a)(b)(c)	23,296,834

Shares		Value ($)
INFORMATION TECHNOLOGY (continued)
69,736	Apple, Inc. (a)	46,532,043
318,300	Aruba Networks, Inc. (b)(c)	7,156,975
174,600	Citrix Systems, Inc. (b)	13,369,122
200,463	Cognizant Technology Solutions Corp., Class A (a)(b)	14,016,373
180,300	Computer Sciences Corp.	5,807,463
251,100	EMC Corp. (b)	6,847,497
103,400	Mellanox Technologies Ltd (Israel) (b)(c)	10,498,202
554,734	Monolithic Power Systems, Inc. (b)	10,955,997
213,100	Red Hat, Inc. (b)	12,133,914
549,421	Web.Com Group, Inc. (b)(c)	9,862,107

		160,476,527

TECHNOLOGY - 1.4%
61,269	Equinix, Inc. (a)(b)(c)	12,624,477

TELECOMMUNICATION SERVICES - 3.6%
408,400	MetroPCS Communications, Inc. (a)(b)	4,782,364
213,238	SBA Communications Corp., Class A (b)	13,412,670
568,200	Sprint Nextel Corp. (b)	3,136,464
1,089,300	Windstream Corp. (c)	11,012,823

		32,344,321

	Total Common Stocks (Cost $656,221,995)	677,735,492

Contracts
Purchased Call Options (b) - 0.0%
CONSUMER DISCRETIONARY - 0.0%
750	Urban Outfitters, Inc. Strike Price $39.00, Expiration 10/20/12	33,750

	Total Purchased Call Options (Cost $108,169)	33,750

Shares
Registered Investment Company - 16.1%
143,720,157	Federated Prime Obligations Fund	143,720,157

	Total Registered Investment Company (Cost $143,720,157)	143,720,157

Total Investments - 92.0%		821,489,399

(Cost of $800,050,321) (d)
$347,185,723 in cash was segregated or on deposit with the brokers to cover investments sold short as of September 30, 2012 and is included in “Other Assets & Liabilities, Net”:

Short Sales - (29.8)%
CONSUMER DISCRETIONARY - (7.6)%
115,140	BJ’s Restaurants, Inc. (e)	(5,221,599)

See accompanying Notes to Investment Portfolio.

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2012	Pyxis Long/Short Equity Fund

Shares		Value ($)
Short Sales (continued)
CONSUMER DISCRETIONARY (continued)
249,310	Brunswick Corp.	(5,641,885)
160,640	CarMax, Inc. (e)	(4,546,112)
162,820	Cinemark Holdings, Inc.	(3,652,053)
91,200	Limited Brands, Inc.	(4,492,512)
181,300	Macy’s, Inc.	(6,820,506)
32,400	McDonald’s Corp.	(2,972,700)
53,600	O’Reilly Automotive, Inc. (e)	(4,482,032)
100,000	Omnicom Group, Inc.	(5,156,000)
125,300	Polaris Industries, Inc.	(10,133,011)
51,600	Ralph Lauren Corp.	(7,803,468)
115,120	SPDR S&P Retail, ETF	(7,220,326)

		(68,142,204)

CONSUMER STAPLES - (2.0)%
121,600	CVS Caremark Corp.	(5,887,872)
161,200	Mead Johnson Nutrition Co.	(11,812,736)

		(17,700,608)

ENERGY - (1.0)%
155,300	SPDR S&P Oil & Gas Exploration & Production, ETF	(8,648,657)

FINANCIAL - (1.1)%
89,170	Greenhill & Co., Inc.	(4,614,548)
40,000	IntercontinentalExchange, Inc. (e)	(5,336,400)

		(9,950,948)

HEALTHCARE - (1.8)%
16,130	Intuitive Surgical, Inc. (e)	(7,994,512)
104,200	Medtronic, Inc.	(4,493,104)
81,100	St Jude Medical, Inc.	(3,416,743)

		(15,904,359)

INDUSTRIALS - (3.6)%
194,973	Air Lease Corp. (e)	(3,977,449)
78,910	Deere & Co.	(6,509,286)
122,500	Kansas City Southern	(9,283,050)
114,500	Lincoln Electric Holdings, Inc.	(4,471,225)
91,400	Stericycle, Inc. (e)	(8,273,528)

		(32,514,538)

INFORMATION TECHNOLOGY - (7.1)%
274,098	Altera Corp.	(9,315,221)
41,672	Arris Group, Inc. (e)	(532,985)
131,600	Autodesk, Inc. (e)	(4,391,492)
190,390	Cisco Systems, Inc.	(3,634,545)
100,000	Constant Contact, Inc. (e)	(1,740,000)
146,100	Infosys, Ltd., SP ADR	(7,091,694)
101,580	Market Vectors Semiconductor ETF (e)	(3,212,975)
121,300	MICROS Systems, Inc. (e)	(5,958,256)
148,625	NETGEAR, Inc. (e)	(5,668,558)
133,270	Synaptics, Inc. (e)	(3,201,145)
51,642	Teradata Corp. (e)	(3,894,323)
155,990	Verisign, Inc. (e)	(7,595,153)

Shares		Value ($)
INFORMATION TECHNOLOGY (continued)
38,800	VMware, Inc., Class A (e)	(3,753,512)
131,558	Volterra Semiconductor Corp. (e)	(2,877,173)

		(62,867,032)

MATERIALS - (2.1)%
410,866	Kronos Worldwide, Inc.	(6,138,338)
78,720	Praxair, Inc.	(8,177,434)
128,330	United States Oil Fund LP, ETF (e)	(4,379,903)

		(18,695,675)

OTHER - (3.2)%
49,269	iShares Russell Midcap Index Fund, ETF	(5,457,527)
129,650	SPDR S&P Midcap 400 Trust, ETF	(23,326,628)

		(28,784,155)

TELECOMMUNICATION SERVICES - (0.3)%
41,118	Crown Castle International Corp. (e)	(2,635,664)

Total Investments sold short (Proceeds $264,270,893)		(265,843,840)

Other Assets & Liabilities, Net - 37.8%		337,195,542

Net Assets - 100.0%		892,841,101

(a)	All or part of this security is pledged as collateral for short sales.
(b)	Non-income producing security.
(c)	Securities (or a portion of securities) on loan. As of September 30, 2012, the market value of securities loaned was $81,336,825. The loaned securities were secured with cash collateral of $85,535,655.
(d)	Cost basis for U.S. federal income tax purposes is identical to book basis. Unrealized appreciation and depreciation on investments are as follows:

Gross unrealized appreciation	$27,288,652
Gross unrealized depreciation	(5,849,574)

Net unrealized appreciation	$21,439,078

(e)	No dividend payable on security sold short.

ETF	Exchange Traded Fund
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
SPDR	Standard & Poor’s Depositary Receipts

Transactions in written options for the period ended September 30, 2012 were as follows:

	Number of Contracts	Premium
Outstanding, June 30, 2012	$—	$—
Call Options Written	3,000	309,581
Call Options Closed	(1,000)	(188,176)
Call Options Expired	(2,000)	(121,405)

Outstanding, September 30, 2012	$—	$—

See accompanying Notes to Investment Portfolio.

INVESTMENT PORTFOLIO (unaudited)
As of September 30, 2012	Pyxis Long/Short Healthcare Fund

Principal ($)		Value ($)
US Senior Loans (a) - 0.7%
HEALTHCARE - 0.7%
Healthcare Services - 0.7%
400,000	CNS Response, Inc., Term Loan, 9.0%, 02/25/13 (b)(c)	160,000
400,000	CNS Response, Inc., Term Loan, 9.0%, 11/11/13 (b)(c)	160,000

		320,000

	Total US Senior Loans (Cost $800,000)	320,000

Shares
Common Stocks - 92.6%
CONSUMER DISCRETIONARY - 1.0%
11,456	GNC Holdings, Inc., Class A (d)	446,440

HEALTHCARE - 91.6%
Biotechnology - 22.5%
147,547	ACADIA Pharmaceuticals, Inc. (e)(f)	373,293
15,320	Addex Pharmaceuticals Ltd. (e)	185,020
59,652	Exact Sciences Corp. (d)(e)	656,769
16,798	Gilead Sciences, Inc. (d)(e)	1,114,211
464,702	Horizon Pharma, Inc. (e)	1,612,516
184,062	NPS Pharmaceuticals, Inc. (d)(e)	1,702,574
690,000	NuPathe, Inc. (e)	2,566,800
15,995	Onyx Pharmaceuticals, Inc. (d)(e)	1,351,578
106,950	Orexigen Therapeutics, Inc. (d)(e)(f)	610,685
103,429	Xoma Corp. (e)(f)	381,653

		10,555,099

Healthcare Equipment - 9.8%
29,449	ArthroCare Corp. (d)(e)	954,147
1,068,076	Genesys Ventures IA, L.P. (b)(c)(e)	1,783,687
32,808	Sirona Dental Systems, Inc. (d)(e)	1,868,744

		4,606,578

Healthcare Facilities - 12.7%
26,088	Acadia Healthcare Co., Inc. (e)	622,198
45,595	Adcare Health Systems, Inc. (e)	221,136
107,098	Brookdale Senior Living, Inc. (d)(e)	2,486,816
71,550	Emeritus Corp. (e)	1,498,257
67,411	Health Management Associates, Inc., Class A (d)(e)	565,578
91,607	Tenet Healthcare Corp. (e)	574,376

		5,968,361

Healthcare Providers & Services - 2.2%
93,972	OraSure Technologies, Inc. (d)(e)	1,044,969

Healthcare Services - 8.3%
12,665	Air Methods Corp. (e)	1,511,820
22,698	CNS Response, Inc. (b)(e)	20,088
7,474	DaVita, Inc. (d)(e)	774,381

Shares		Value ($)
Healthcare Services (continued)
59,060	Team Health Holdings, Inc. (d)(e)	1,602,298

		3,908,587

Healthcare Supplies - 4.8%
116,523	Alere, Inc. (d)(e)	2,271,033

Healthcare Technology - 9.7%
127,190	Allscripts Healthcare Solutions, Inc. (d)(e)	1,580,972
18,466	Computer Programs and System, Inc. (d)	1,025,786
31,086	HealthStream, Inc. (d)(e)	884,708
33,640	Vocera Communications, Inc.	1,039,812

		4,531,278

Life Sciences Tools & Services - 6.7%
105,814	Fluidigm Corp. (d)(e)(f)	1,798,838
31,896	ICON PLC SP ADR (d)(e)	777,306
18,420	PAREXEL International Corp. (d)(e)	566,599

		3,142,743

Managed Healthcare - 7.1%
33,699	Health Net, Inc. (e)	758,564
275,967	Metropolitan Health Networks, Inc. (d)(e)	2,577,532

		3,336,096

Pharmaceuticals - 7.8%
15,208	Catamaran Corp. (e)	1,489,928
39,389	Endocyte, Inc. (d)(e)(f)	392,708
101,327	Pacira Pharmaceuticals, Inc. (d)(e)(f)	1,763,090
—	Sarepta Therapeutics, Inc. (e)	5

		3,645,731

		43,010,475

	Total Common Stocks (Cost $39,159,257)	43,456,915

Contracts
Purchased Call Options - 1.1%
HEALTHCARE - 1.1%
Biotechnology - 0.2%
419	NPS Pharmaceuticals Inc., Strike Price $7.00, Expiration 10/20/12	115,225

Pharmaceuticals - 0.9%
3,056	Orexigen Therapeutics, Inc., Strike Price $9.00, Expiration 10/20/12	22,920
1,690	Threshold Pharmaceuticals, Inc., Strike Price $5.00, Expiration 10/20/12	392,925

		415,845

	Total Purchased Call Options (Cost $486,424)	531,070

See accompanying Notes to Investment Portfolio.

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2012	Pyxis Long/Short Healthcare Fund

Contracts		Value ($)
Purchased Put Options - 1.1%
FINANCIAL - 1.1%
2,944	iShares Russell 2000 Index Fund, ETF, Strike Price $84.00, Expiration 10/20/12	473,984
230	iShares Russell 2000 Index Fund, ETF, Strike Price $86.00, Expiration 10/20/12	65,780

	Total Purchased Put Options (Cost $433,050)	539,764

Units
Warrants - 7.2%
HEALTHCARE - 7.2%
Life Sciences Tools & Services - 0.6%
177,478	Delcath Systems, Inc., Expiration 05/25/17 (c)	168,817
40,000	Pluristem Therapeutics, Inc., Expiration 01/27/16 (c)	79,700
30,000	pSivida Corp., Expiration 01/19/16 (c)	12,138

		260,655

Biotechnology - 3.0%
94,204	Discovery Laboratories, Inc., Expiration 02/16/16 (c)	160,608
96,509	Galectin Therapeutics, Inc., Expiration 03/28/17	48,255
121,816	MediciNova, Inc., Expiration 03/24/16 (c)	82,652
690,000	NuPathe, Inc., Expiration 09/26/17 (c)	1,104,000

		1,395,515

Pharmaceuticals - 3.6%
37,955	ADVENTRX Pharamceuticals, Inc., Expiration 01/07/16 (c)	5,507
252,549	Horizon Pharmaceuticals, Expiration 09/20/17 (c)	101,020
521,727	Neostem, Inc., Expiration 07/19/16 (c)	131,580
271,081	Threshold Pharmaceuticals, Inc., Expiration 03/11/16 (c)	1,477,961

		1,716,068

	Total Warrants (Cost $91,738)	3,372,238

Shares
Registered Investment Company - 1.8%
829,089	Federated Prime Obligations Fund	829,089

	Total Registered Investment Company (Cost $829,089)	829,089

Total Investments - 104.5%		49,049,076

(Cost of $41,799,558) (h)

$12,875,298 in cash was segregated or on deposit with the brokers to cover instruments sold short as of September 30, 2012 and is included in “Other Assets & Liabilities, Net”:

Shares		Value ($)
Short Sales - (51.8)%
CONSUMER DISCRETIONARY - (3.3)%
8,400	PetSmart, Inc.	(579,432)
16,579	Vitamin Shoppe, Inc. (g)	(966,887)

		(1,546,319)

CONSUMER STAPLES - (2.8)%
27,105	CVS Caremark Corp.	(1,312,424)

HEALTHCARE - (45.1)%
Biotechnology - (10.1)%
17,728	Amgen, Inc.	(1,494,825)
11,345	Celgene Corp. (g)	(866,758)
46,301	Isis Pharmaceuticals, Inc. (g)	(651,455)
15,370	Momenta Pharmaceuticals, Inc. (g)	(223,941)
67,246	Rigel Pharmaceuticals, Inc. (g)	(689,272)
115,000	Threshold Pharmaceuticals, Inc. (g)	(832,600)

		(4,758,851)

Healthcare Distributors - (4.1)%
31,067	AmerisourceBergen Corp.	(1,202,604)
8,394	McKesson Corp.	(722,136)

		(1,924,740)

Healthcare Equipment - (3.8)%
2,097	Intuitive Surgical, Inc. (g)	(1,039,336)
12,628	Varian Medical Systems, Inc.	(761,721)

		(1,801,057)

Healthcare Facilities - (1.6)%
13,319	Community Health Systems, Inc. (g)	(388,116)
17,854	VCA Antech, Inc. (g)	(352,259)

		(740,375)

Healthcare Services - (4.0)%
29,979	Amedisys, Inc. (g)	(414,010)
50,711	Gentiva Health Services, Inc.	(574,049)
16,782	HMS Holdings Corp. (g)	(561,022)
5,220	Quest Diagnostics, Inc.	(331,105)

		(1,880,186)

Healthcare Supplies - (2.1)%
18,580	West Pharmaceutical Services, Inc.	(986,041)

Healthcare Technology - (2.5)%
15,174	Cerner Corp. (g)	(1,174,619)

Life Sciences Tools & Services - (3.7)%
5,457	Bio-Rad Laboratories, Inc., Class A (g)	(582,371)
6,717	Mettler-Toledo International, Inc. (g)	(1,146,861)

		(1,729,232)

Managed Healthcare - (1.4)%
11,774	UnitedHealth Group, Inc.	(652,397

See accompanying Notes to Investment Portfolio.

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2012	Pyxis Long/Short Healthcare Fund

Shares		Value ($ )
Short Sales (continued)
Pharmaceuticals - (11.8)%
25,194	Bristol-Myers Squibb Co.	(850,298)
25,355	Eli Lilly & Co.	(1,202,081)
10,170	Hospira, Inc. (g)	(333,779)
29,581	Merck & Co., Inc.	(1,334,103)
12,156	Shire PLC ADR	(1,078,237)
54,678	Warner Chilcott PLC, Class A	(738,153)

		(5,536,651)

		(21,184,149)

INDUSTRIALS - (0.6)%
4,709	Pall Corp.	(298,973)

Total Investments sold short (Proceeds $23,605,664)		$(24,341,865)

Other Assets & Liabilities, Net - 47.4%		$22,246,229

Net Assets - 100.0%		$46,953,440

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Pyxis Long/Short Healthcare Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2012. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, can not be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	Affiliated issuer. Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stocks. Assets with a total aggregated market value of $2,123,775, or 4.5% of net assets, were affiliated with the Fund as of September 30, 2012.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $5,427,670, or 11.6% of net assets, were valued under the Fund’s valuation procedures as of September 30, 2012.
(d)	All or part of this security is pledged as collateral for short sales.
(e)	Non-income producing security.
(f)	Securities (or a portion of securities) on loan. As of September 30, 2012, the market value of securities loaned was $2,246,601. The loaned securities were secured with cash collateral of $2,371,027. Collateral is calculated based on prior day’s prices.
(g)	No dividend payable on security sold short.
(h)	Cost basis for U.S. federal income tax purposes is identical to book basis. Unrealized appreciation and depreciation on investments are as follows:

Gross Unrealized appreciation	$8,237,607
Gross Unrealized depreciation	(988,089)

Net Unrealized depreciation	$7,249,518

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Investment Portfolio.

INVESTMENT PORTFOLIO (unaudited)
As of September 30, 2012	Pyxis Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) - 64.8%
AEROSPACE - 4.1%
1,960,075	Delta Air Lines, Inc. Term Loan, 4.25%, 03/07/16	1,962,525
5,592,656	TransDigm, Inc. Tranche B-1 Term Loan, 4.00%, 02/14/17	5,631,106
1,334,838	Tranche B-2 Term Loan, 4.00%, 02/14/17	1,345,823
14,182,885	US Airways Group, Inc. Term Loan, 2.72%, 03/21/14	13,916,956

		22,856,410

BROADCASTING - 3.3%
1,990,000	Charter Communications Operating, LLC Term D Loan, 4.00%, 05/15/19	2,003,890
209,429	ComCorp Broadcasting, Inc. Revolving Loan, 9.00%, 10/03/12 (c) (d)	206,225
5,448,554	Term Loan, 9.00%, 04/03/13 (c) (d)	5,365,191
3,956,258	Cumulus Media Holdings, Inc. First Lien Term Loan, 5.75%, 09/17/18	3,986,761
6,709,257	Univision Communications, Inc. Extended First-Lien Term Loan, 4.47%, 03/31/17	6,642,164

		18,204,231

CABLE/WIRELESS VIDEO - 1.2%
61,671,907	Broadstripe, LLC First Lien Term Loan (b) (d)	6,580,392
1,824,462	Revolver, (b) (d)	194,670

		6,775,062

CHEMICALS - 4.6%
9,950,000	Ineos US Finance LLC Dollar Term Loan, 6.50%, 05/04/18 (e)	10,068,156
3,986,234	Momentive Performance Materials Tranche B3 Term Loan, 3.75%, 05/05/15	3,869,956
2,885,262	W.R. Grace & Co. 5 Year Revolver (b)	5,597,423
2,885,262	Revolving Credit Loan (b)	5,597,423

		25,132,958

DIVERSIFIED MEDIA - 3.1%
4,937,500	AMC Networks, Inc. Term Loan B, 4.00%, 12/31/18	4,954,485
4,000,946	Cengage Learning Acquisitions, Inc. Term Loan, 2.47%, 07/03/14	3,828,425
8,335,488	Tranche B Term Loan, 5.72%, 07/05/17	7,629,555

Principal Amount ($)		Value ($)
DIVERSIFIED MEDIA (continued)
2,986,590	Endurance Business Media, Inc. Term Loan, 6.50%, 12/14/14	597,318

		17,009,783

ENERGY - 2.4%
189,101	Alon USA Energy, Inc. Edington Facility, 2.47%, 08/05/13	188,037
1,512,807	Paramount Facility, 2.47%, 08/05/13	1,504,298
11,385,923	PL Propylooene LLC Term Loan B, 7.00%, 03/27/17	11,570,945

		13,263,280

FINANCIAL - 1.3%
1,500,000	GMACM Borrower LLC Term A-1 Loan, 5.00%, 11/18/13	1,509,750
500,000	Term A-2 Loan, 6.75%, 11/18/13	508,595
3,980,000	LPL Holdings, Inc. Initial Tranche B Term Loan, 4.00%, 03/29/19	4,001,154
1,250,000	Nuveen Investments, Inc. Additional Extended First-Lien Term Loan, 5.90%, 05/13/17	1,245,313

		7,264,812

FOOD AND DRUG - 1.3%
4,000,000	Par Pharmaceuticals Companies, Inc. Term B Loan, 5.00%, 09/28/19	4,003,320
3,384,526	Rite Aid Corp. Tranche 5 Term Loan, 4.50%, 03/03/18	3,385,931

		7,389,251

FOOD/TOBACCO - 2.6%
2,500,000	Burger King Corp. Tranche B Term Loan, 09/28/19 (e)	2,508,125
1,964,824	Dean Foods Co. Extended Tranche B Term Loan, 3.22%, 04/02/16	1,961,553
1,964,824	Extended Tranche B Term Loan, 3.47%, 04/02/17	1,961,759
723,477	OSI Restaurant Partners, LLC Pre-Funded RC Term Loan, 0.67%, 06/14/13	720,811
7,267,873	Term Loan, 2.50%, 06/14/14	7,241,091

		14,393,339

GAMING/LEISURE - 2.2%
23,243,312	Ginn LA Conduit Lender, Inc. First Lien Tranche A Credit- Linked Deposit (b)	668,245

See accompanying Notes to Investment Portfolio.

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2012	Pyxis Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)
GAMING/LEISURE (continued)
49,819,312	First Lien Tranche B Term Loan (b)	1,432,305
7,000,000	Second Lien Term Loan (b)	—
8,901,831	LLV Holdco, LLC Exit Revolving Loan, PIK, 5.00%, 02/28/17 (c) (d) (g)	6,612,280
1,243,167	Nevada Land Group, LLC First Lien Initial Loan, PIK, 40.22%, 11/10/13	1,249,382
1,863,601	Second Lien Initial Loan, 10.00%, 11/12/13 (g)	1,602,697
613,197	Tamarack Resort, LLC Term Loan (b)	521,217
18,000,000	WAICCS Las Vegas 3, LLC Second Lien Term Loan (b)	90,000

		12,176,126

HEALTHCARE - 10.1%
30,356,108	CCS Medical, Inc. First Lien Term Loan, 8.25%, 03/31/15 (c)	29,748,986
5,655,213	HCA, Inc. Tranche B-3 Term Loan, 3.47%, 05/01/18	5,669,379
4,962,500	Health Management Associates, Inc. Term B Loan, 4.50%, 11/16/18	5,009,917
9,447,406	Kinetic Concepts, Inc. Dollar Term B-1 Loan, 7.00%, 05/04/18	9,597,998
4,738,125	Select Medical Corp. Series A Tranche B Term Loan, 5.50%, 06/01/18	4,755,893
1,011,390	Universal Health Services, Inc. Tranche B Term Loan, 3.75%, 11/15/16	1,016,194

		55,798,367

HOUSING - 0.3%
8,000,000	EH/Transeastern, LLC/TE TOUSA Term Loan (b) (d)	—
369,755	Las Vegas Land Holdings, LLC Term Loan, 2.36%, 03/31/16	312,443
8,509,077	LBREP/L-Suncal Master I, LLC First Lien Term Loan (b) (d)	1,053,424

		1,365,867

INFORMATION TECHNOLOGY - 5.8%
7,703,525	Avaya, Inc. Term B-3 Loan, 4.93%, 10/26/17 (e)	7,053,040
8,444,540	Commscope, Inc. Tranche 1 Term Loan, 4.25%, 01/14/18	8,495,080

Principal Amount ($)		Value ($)
INFORMATION TECHNOLOGY (continued)
1,688,393	Dealer Computer Services, Inc. Tranche B Term Loan, 3.75%, 04/21/18	1,696,311
8,600,000	Kronos, Inc. Second Lien Tranche B-1 Term Loan, 9.36%, 06/11/18	8,825,750
2,943,750	Novell, Inc. First Lien Term Facility, 7.25%, 11/22/17	2,974,115
2,878,462	Vertafore, Inc. First Lien Term Loan, 5.25%, 07/29/16	2,889,257

		31,933,553

MANUFACTURING - 0.6%
3,010,791	Tomkins, LLC/Tomkins, Inc. Term B-1 Loan, 4.25%, 09/29/16	3,028,344

MEDIA/TELECOMMUNICATIONS - 0.2%
1,000,000	FoxCo Acquisition Sub, LLC Initial Term Loan, 5.50%, 07/31/17 (e)	1,009,060

METALS/MINERALS - 0.6%
3,406,925	Walter Energy, Inc. B Term Loan, 4.00%, 04/02/18 (e)	3,399,481

RETAIL - 4.9%
3,971,844	Burlington Coat Factory Warehouse Corporation Term B-1 Loan, 5.50%, 02/23/17	4,022,108
11,385,852	Guitar Center, Inc. Extended Term Loan, 5.62%, 04/09/17	10,953,190
7,793,969	Michaels Stores, Inc. B-2 Term Loan, 4.91%, 07/31/16	7,877,442
4,000,000	B-3 Term Loan, 4.91%, 07/31/16	4,042,840

		26,895,580

SERVICE - 10.1%
4,737,565	Coinmach Service Corp. Term Loan, 11/14/14 (e)	4,595,462
9,250,000	EnergySolutions, LLC Term Loan, 6.25%, 08/15/16	8,966,765
7,523,155	First Data Corp. 2017 Dollar Term Loan, 5.22%, 03/24/17	7,437,579
2,500,000	2018 Dollar Term Loan, 4.22%, 03/26/18	2,384,888
2,000,000	2018B Term Loan, 09/24/18 (e)	1,969,160
12,402,730	Sabre, Inc. Extended Term Loan, 5.97%, 09/30/17	12,342,267
17,000,000	Travelport, LLC Tranche S Term Loan, 4.86%, 08/23/15	16,256,250

See accompanying Notes to Investment Portfolio.

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2012	Pyxis Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)
SERVICE (continued)
1,990,000	Weight Watchers International, Inc. Term F Loan, 4.00%, 03/15/19	1,997,671

		55,950,042

TELECOMMUNICATIONS - 1.5%
2,000,000	Knowledgepoint360 Group, LLC Second Lien Term Loan, 7.43%, 04/13/15 (d)	1,464,200
5,500,000	Level 3 Financing, Inc. Tranche B 2019 Term Loan, 5.25%, 08/01/19	5,546,420
1,517,039	MetroPCS Wireless, Inc. Tranche B-3 Term Loan, 4.00%, 03/19/18	1,521,780

		8,532,400

TRANSPORTATION - AUTOMOTIVE - 0.8%
1,025,391	Federal-Mogul Corp. Tranche B Term Loan, 2.17%, 12/29/14	1,001,402
665,611	Tranche C Term Loan, 2.16%, 12/28/15	650,039
2,534,010	Key Safety Systems, Inc. First Lien Term Loan, 2.58%, 03/08/14	2,522,391

		4,173,832

TRANSPORTATION - LAND TRANSPORTATION - 0.0%
24,582	JHT Holdings, Inc Second Lien Term Loan, PIK, 12.50%, 10/24/13 (d)	18,230

UTILITY - 3.8%
5,000,000	ADS Waste Holding, Inc. Term Loan B, 09/11/19 (e)	5,035,950
3,171,806	GBGH, LLC First Lien Term Loan (b) (d)	275,947
22,305,782	Texas Competitive Electric Holdings Co., LLC 2017 Term Loan Extending, 4.76%, 10/10/17	15,402,254

		20,714,151

	Total US Senior Loans (Cost $537,275,195)	357,284,159

Foreign Denominated or Domiciled Senior Loans (a) 10.4%
CANADA - 4.1%
USD
1,745,054	SS&C Technologies, Inc., /Sunshine Acquisition II, Inc. Funded Term B-1 Loan, 5.00%, 06/07/19	1,765,052

Principal Amount ($)		Value ($)
CANADA USD (continued)
180,523	Funded Term B-2 Loan, 5.00%, 06/07/19	182,592
2,481,250	Tervita Corp. Series A Term Loan, 6.50%, 11/14/14	2,499,872
15,138,782	Term Loan, 3.22%, 11/14/14	15,003,592
3,000,000	Valeant Pharmaceuticals International, Inc. New Term Loan B, 09/12/19 (e)	3,008,250

		22,459,358

FRANCE - 0.3%
EUR
1,406,202	Vivarte Acquisition/Capex Facility, 2.77%, 03/08/16	1,506,063

GERMANY - 0.1%
EUR
466,806	Schieder Mobel Holding, GmbH Delayed Draw Term Loan, (b) (d)	409,634

IRELAND - 1.1%
USD
6,362,663	SSI Investments II Ltd. Term Loan, 6.50%, 05/26/17 (e)	6,438,220

NETHERLANDS - 1.1%
USD
3,912,576	Sensata Technology BV/Sensata Technology Finance Company, LLC Term Loan, 4.00%, 05/12/18 (e)	3,938,927
1,567,500	Tronox Pigments Closing Date Term Loan, 4.25%, 02/08/18	1,582,806
427,500	Delayed Draw Term Loan, 4.25%, 02/08/18	431,675

		5,953,408

UNITED KINGDOM - 1.6%
GBP
542,274	All3Media Intermediate Ltd. Facility B1, 2.52%, 08/29/14	838,450
2,702,067	Facility C1, 3.40%, 08/31/15	4,199,687
1,000,000	Facility D1, 5.27%, 02/29/16	1,473,510
1,162,871	Henson No. 4 Ltd. Facility B (b) (d)	92,393
1,163,936	Facility C (b) (d)	91,960
1,241,691	United Biscuits Holdco Ltd. Facility B1, 2.77%, 12/15/14	1,986,301

		8,682,301

See accompanying Notes to Investment Portfolio.

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2012	Pyxis Floating Rate Opportunities Fund

Principal Amount		Value ($)
Foreign Denominated or Domiciled Senior Loans (continued)
UNITED KINGDOM - 1.3%
USD
7,757,763	All3Media Intermediate Ltd. Facility B1, 2.22%, 08/29/14	7,486,241

UNITED STATES - 0.8%
GBP
2,806,413	Knowledgepoint360 Group, LLC First Lien U.K. Term Loan, 3.96%, 04/13/14 (d)	4,318,815

	Total Foreign Denominated or Domiciled Senior Loans (Cost $64,346,874)	57,254,040

Principal Amount ($)
US Denominated Asset-Backed Securities (h) - 8.4%
2,000,000	ABCLO, Ltd. Series 2007-1A, Class C, 2.31%, 04/15/21 (i)	1,516,792
4,800,000	ACA CLO, Ltd. Series 2006-2A, Class B, 1.18%, 01/20/21 (i)	3,816,000
2,000,000	Series 2007-1A, Class D, 2.81%, 06/15/22 (i)	1,510,000
1,500,000	ACAS CLO, Ltd. Series 2007-1A, Class D, 4.71%, 04/20/21 (i)	1,083,150
1,000,000	Apidos CDO Series 2007-5A, Class C, 1.91%, 04/15/21 (i)	731,400
2,000,000	Babson CLO, Ltd. Series 2007-2A, Class D, 2.16%, 04/15/21 (i)	1,490,000
1,000,000	Series 2007-2A, Class E, 4.11%, 04/15/21	805,000
1,000,000	BlueMountain CLO, Ltd. Series 2007-3A, Class E, 3.94%, 03/17/21 (i)	723,600
1,000,000	Cent CDO, Ltd. Series 2007-14A, Class D, 1.76%, 04/15/21 (i)	710,000
3,000,000	Series 2007-15A, Class C, 2.66%, 03/11/21 (i)	2,239,710
2,000,000	Columbus Nova CLO, Ltd. Series 2007- 1A, Class D, 1.79%, 05/16/19 (i)	1,480,000
2,500,000	Cornerstone CLO, Ltd. Series 2007-1A, Class C, 2.86%, 07/15/21 (i)	1,862,750
2,000,000	Goldman Sachs Asset Management CLO, PLC, Series 2007-1A, Class D, 3.19%, 08/01/22 (i)	1,590,000
1,695,322	Series 2007-1A, Class E, 5.44%, 08/01/22 (i)	1,356,257
814,466	Greywolf CLO, Ltd. Series 2007-1A, Class E, 4.38%, 02/18/21 (i)	643,428

Principal Amount ($)		Value ($)
2,000,000	GSC Partners CDO Fund, Ltd., Series 2007-8A, Class C, 1.93%, 04/17/21 (i)	1,354,460
1,000,000	ING Investment Management Series 2006-3A, Class C, 1.91%, 12/13/20 (i)	784,500
6,000,000	Series 2007-5A, Class B, 1.54%, 05/01/22 (i)	4,776,000
1,000,000	Inwood Park CDO, Ltd. Series 2006-1A, Class E, 3.96%, 01/20/21 (i)	700,000
1,000,000	Landmark CDO Series 2007-9A, Class E, 3.96%, 04/15/21 (i)	723,900
835,038	Navigator CDO, Ltd. Series 2006-2A, Class D, 3.88%, 09/20/20 (i)	613,920
2,500,000	Ocean Trails CLO Series 2007-2A, Class C, 2.81%, 06/27/22 (i)	1,830,000
1,622,089	Series 2007-2A, Class D, 4.96%, 06/27/22 (i)	1,131,407
1,653,468	PPM Grayhawk CLO, Ltd. Series 2007-1A, Class D, 4.06%, 04/18/21 (i)	1,203,477
1,889,756	Primus CLO, Ltd. Series 2007-2A, Class E, 5.21%, 07/15/21 (i)	1,204,719
2,019,001	Silver Creek Funding Ltd. Series 2003-1A, Class A1, 1.23%, 02/25/16 (i)	1,940,765
2,000,000	Stanfield Daytona CLO, Ltd. Series 2007-1A, Class B1L, 1.80%, 04/27/21 (i)	1,453,000
3,000,000	Stanfield McLaren CLO, Ltd. Series 2007-1A, Class B1L, 2.83%, 02/27/21 (i)	2,301,300
951,289	Series 2007-1A, Class B2L, 4.93%, 02/27/21 (i)	739,817
6,000,000	Stone Tower CLO, Ltd. Series 2007-6A, Class C, 1.81%, 04/17/21 (i)	4,230,000

	Total US Denominated Asset- Backed Securities (Cost $44,337,709)	46,545,352

Corporate Notes and Bonds - 5.4%
CHEMICALS - 2.1%
5,325,000	Ineos Finance PLC 8.38%, 02/15/19 (i)	5,624,531
3,000,000	Momentive Performance Materials, Inc. 10.00%, 10/15/20 (i)	3,037,500
2,570,000	TPC Group LLC 8.25%, 10/01/17	2,788,450

		11,450,481

DIVERSIFIED MEDIA - 1.0%
5,000,000	Cengage Learning Acquisitions Inc 11.50%, 04/15/20 (i)	5,375,000

See accompanying Notes to Investment Portfolio.

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2012	Pyxis Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
Corporate Notes and Bonds (continued)
ENERGY - 0.5%
3,000,000	Venoco, Inc. 8.88%, 02/15/19	2,625,000

INFORMATION TECHNOLOGY - 0.5%
3,000,000	Avaya, Inc. 7.00%, 04/01/19 (i)	2,805,000

MEDIA/TELECOMMUNICATIONS - 0.2%
1,000,000	Univision Communications Inc 6.75%, 09/15/22 (i)	1,005,000

SERVICE - 0.4%
2,500,000	Sabre, Inc. 8.50%, 05/15/19 (i)	2,575,000

TRANSPORTATION - 0.7%
4,000,000	Visteon Corp. 6.75%, 04/15/19	4,220,000

	Total Corporate Notes and Bonds (Cost $29,286,004)	30,055,481

Claims (d) (j) - 0.0%
OTHER - 0.0%
965,369	Hillcrest IV	—

	Total Claims (Cost $965,369)	—

Shares
Common Stocks (j) - 12.1%
BROADCASTING - 3.8%
304,726	Communications Corp. of America (c) (d)	—
5,594	Young Broadcasting Holding Co., Inc., Class A (c)	20,697,800

		20,697,800

DIVERSIFIED MEDIA - 2.9%
4,921	Endurance Business Media, Inc., Class A	54,133
501,736	Metro-Goldwyn-Mayer, Inc., Class A	16,118,269

		16,172,402

ENERGY - 0.1%
1,118,286	Value Creation, Inc.	629,036

GAMING/LEISURE - 0.1%
44	LLV Holdco, LLC (c) (d)	—
34,512	LLV Holdco, LLC - Series A Membership Interest (c) (d)	—

Shares		Value ($)
GAMING/LEISURE (continued)
436	LLV Holdco, LLC - Series B Membership Interest (c) (d)	—
8	Nevada Land Group, LLC (d)	307,384

		307,384

HEALTHCARE - 2.6%
207,031	CCS Medical, Inc. (c) (d)	14,125,725

HOUSING - 0.8%
1,648,350	CCD Equity Partners, LLC (d)	3,824,172
5,000,000	KAG Property LLC	325,000
880,996	Las Vegas Land Holdings, LLC	220,249

		4,369,421

RETAIL - 1.6%
578,225	Spirit Realty Capital Inc (j)	8,962,488

TELECOMMUNICATIONS - 0.2%
180,540	Fairpoint Communications, Inc. (j)	1,364,882

TRANSPORTATION - LAND TRANSPORTATION - 0.0%
2,023	JHT Holdings, Inc (d)	—

UTILITY - 0.0%
286,159	Entegra TC, LLC	107,310
6,356	GBGH, LLC (d)	—

		107,310

	Total Common Stocks (Cost $378,375,943)	66,736,448

Units
Warrants (j) - 0.0%
BROADCASTING - 0.0%
759,904	Cerberus Bawag Investors (Sacher Warrants), expires 05/14/14	—
1,834	LLV Holdco, LLC - Series C Membership Interest, expires 07/15/15 (c) (d)	—
2,522	LLV Holdco, LLC - Series D Membership Interest, expires 07/15/15 (c) (d)	—
2,819	LLV Holdco, LLC - Series E Membership Interest, expires 07/15/15 (c) (d)	—
3,172	LLV Holdco, LLC - Series F Membership Interest, expires 07/15/15 (c) (d)	—
3,594	LLV Holdco, LLC - Series G Membership Interest, expires 07/15/15 (c) (d)	—
10	Young Broadcasting Holding Co., Inc., expires 12/24/24 (c)	37,000

		37,000

See accompanying Notes to Investment Portfolio.

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2012	Pyxis Floating Rate Opportunities Fund

Units		Value ($)
Warrants (continued)
FINANCIAL - 0.0%
126,783	Sacher Funding Ltd. Jr. PIK Notes, (d)	—

	Total Warrants (Cost $20,927)	37,000

Other (j) (k) - 0.5%
3,791,858	Wind Telecomunicazione S.P.A. Trade Claim Facility 3692 (b)	2,516,846

	Total Other (Cost $3,248,963)	2,516,846

Shares
Registered Investment Company - 0.2%
995,648	Federated Prime Obligation Fund	995,648

	Total Registered Investment Company (Cost $995,648)	995,648

Total Investments - 101.8% (Cost of $1,058,852,632) (l)		561,424,974

Other Assets & Liabilities, Net - (1.8)%		(9,921,655)

Net Assets - 100.0%		$551,503,319

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Pyxis Floating Rate Opportunities Fund (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified by (g), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2012. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy less than the stated maturity shown.
(b)	The issuer is, or in danger of being, in default of its payment obligation. Income is not being accrued.
(c)	Affiliated issuer. Assets with a total aggregate market value of $76,793,207 or 13.9% of net assets, were affiliated with the Fund as of September 30, 2012. See Notes to Investment Portfolio.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designees in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $44,940,642, or 8.1% of net assets, were fair valued as under the Fund’s valuation procedures of September 30, 2012.
(e)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(g)	Fixed rate senior loan.
(h)	Floating rate asset. The interest rate shown reflects the rate in effect at September 30, 2012.
(i)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2012, these securities amounted to $66,162,383 or 12.0% of net assets.
(j)	Non-income producing security.
(k)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(l)	Cost for U.S. federal income tax purposes is $1,077,806,529.

Gross unrealized appreciation	$27,934,536
Gross unrealized depreciation	(544,316,091)

Net unrealized depreciation	$(516,381,555)

EUR	Euro Currency
GBP	Great Britain Pound
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind
PNC	PNC Financial Services

Forward foreign currency contracts outstanding as of September 30, 2012 were as follows:

Contracts to Buy or to Sell	Currency	Counter- party	Principal Amount Covered by Contracts	Expiration	Net Unrealized Appreciation/ (Depreciation)*
Sell	EUR	PNC	1,585,000	02/01/13	(92,662)
Sell	GBP	PNC	8,100,000	02/01/13	(354,521)

					$(447,183)

*	The primary risk exposure is foreign exchange contracts (see Notes to Investment Portfolio).

Foreign Denominated Senior Loans

Industry Concentration Table:

(% of Net Assets)

Service	3.2%
Broadcasting	2.5%
Information Technology	1.5%
Telecommunications	0.8%
Manufacturing	0.7%
Healthcare	0.5%
Chemicals	0.4%
Food/Tobacco	0.4%
Retail	0.3%
Consumer Durables	0.1%

Total	10.4%

See accompanying Notes to Investment Portfolio.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2012

Valuation of Investments:

In computing the Pyxis Long/Short Equity Fund, Pyxis Long/Short Healthcare Fund and Pyxis Floating Rate Opportunities (the “Funds”) net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Pyxis Capital, L.P. (the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Trustees.

Securities for which market quotations are not readily available and for which the Funds have determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events occur between the time when market price is determined and calculation of the Funds’ net asset value (“NAV”) materially affect the value of securities), will be valued by the Funds at fair value, as determined by the Funds’ Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ net asset value (“NAV”) will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premium and accretion of discounts, a method of valuation which approximates market values. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate. Investment Companies are valued at net asset value per share on the valuation date.

Fair Value Measurements - The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1	—	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2	—	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
Level 3	—	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2012

assumptions that market participants would use to price the asset or liability based on the best available information.

The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, warrants and purchased put options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of September 30, 2012 is as follows:

	Total Market Value at 09/30/2012	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Equity Fund
Assets
Common Stocks*	$677,735,492	$677,735,492	$—	$—
Registered Investment Company	143,720,157	143,720,157	—	—
Purchased Options by Risk Category
Equity Price Risk	33,750	33,750	—	—

Total Assets	$821,489,399	$821,489,399	$—	$—

Liabilities
Short Sales	$(265,843,840)	$(265,843,840)	$—	$—
Total Liabilities	$(265,843,840)	$(265,843,840)	$—	$—

Total	$555,645,559	$555,645,559	$—	$—

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2012

	Total Market Value at 09/30/2012	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Healthcare Fund
Assets
US Senior Loans	$320,000	$—	$—	$320,000
Common Stocks
Consumer Discretionary	446,440	446,440	—	—
Healthcare
Biotechnology	10,555,099	7,988,299	—	2,566,800
Healthcare Equipment	4,606,578	2,822,891	—	1,783,687
Healthcare Facilities	5,968,361	5,968,361	—	—
Healthcare Providers & Services	1,044,969	1,044,969	—	—
Healthcare Services	3,908,587	3,888,499	20,088	—
Healthcare Supplies	2,271,033	2,271,033	—	—
Healthcare Technology	4,531,278	4,531,278	—	—
Life Sciences Tools & Services	3,142,743	3,142,743	—	—
Managed Healthcare	3,336,096	3,336,096	—	—
Pharmaceuticals	3,645,731	3,645,731	—	—
Purchased Options by Risk Category Equity Price Risk	1,070,834	1,070,834	—	—
Registered Investment Company Warrants by Risk Category	829,089	829,089	—	—
Equity Price Risk	3,372,238	48,255	—	3,323,983

Total	$49,049,076	$41,034,518	$20,088	$7,994,470

Liabilities
Short Sales*	24,341,865	24,341,865	$—	$—

Total	$24,707,211	$16,692,653	$20,088	$7,994,470

Floating Rate Opportunities Fund
Assets
US Denominated Senior Loans	$357,284,159	$—	$286,133,635	$71,150,524
Foreign Denominated Senior Loans	57,254,040	—	36,837,287	20,416,753
Asset-Backed Securities	46,545,352	—	3,762,656	42,782,696
Corporate Notes and Bonds	30,055,481	—	30,055,481	—
Common Stocks
Broadcasting	20,697,800	—	20,697,800	—
Diversified Media	16,172,402	—	16,172,402	—
Energy	629,036	—	—	629,036
Gaming/Leisure	307,384	—	—	307,384
Healthcare	14,125,725	—	—	14,125,725
Housing	4,369,421	—	—	4,369,421
Retail	8,962,488	8,962,488	—	—
Telecommunications	1,364,882	1,364,882	—	—
Utility	107,310	—	—	107,310
Other	2,516,846	—	2,516,846	—
Registered Investment Company	995,648	995,648	—	—
Warrants by Risk Category
Equity Price Risk	37,000	—	37,000	—

Total Assets	$561,424,974	$11,323,018	$396,213,107	$153,888,849

Liabilities
Other Financial Instruments
Forward Foreign Currency Contracts by Risk Category
Foreign Exchange Contracts	$(447,183)	$—	$(447,183)	$—

Total Liabilities	$(447,183)	$—	$(447,183)	$—

Total	$560,977,791	$11,323,018	$395,765,924	$153,888,849

*	Please refer to the Investment Portfolio for industry breakout

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2012

The table below sets forth a summary of changes in the Long/Short Healthcare Fund’s and the Floating Rate Opportunities Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended September 30, 2012. The Long/Short Equity Fund had no Level 3 assets as of June 30, 2012 or September 30, 2012.

Pyxis Long/Short Healthcare Fund
Assets at Fair Value Using Unobservable Inputs Level 3	Balance as of June 30, 2012	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net Sales	Balance as of September 30, 2012
Common Stocks
Healthcare Equipment	$1,783,687	$—	$—	$—	$—	$1,186,800	$1,380,000	$—	$4,350,487
Warrants
Equity Price Risk	2,160,469	79,700	—	—	—	1,083,814	—	—	3,323,983
Debt
US Senior Loans	800,000	—	—	—	—	(480,000)	—	—	320,000

Total	$4,744,156	$79,700	$—	$—	$—	$1,790,614	$1,380,000	$—	$7,994,470

Pyxis Floating Rate Opportunities Fund
Assets at Fair Value Using Unobservable Inputs Level 3	Balance as of June 30, 2012	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net Sales	Balance as of September 30, 2012
Common Stocks
Broadcasting	$16,782,000	$—	$(20,697,800)	$—	$—	$3,915,800	$—	$—	$—
Chemicals	63,164	—	—	—	68,118	(63,164)	—	(68,118)	—
Diversified Media	12,647,707	—	(16,172,402)	—	—	3,524,695	—	—	—
Energy	559,143	—	—	—	—	69,893	—	—	629,036
Gaming/Leisure	1,074,137	—	—	—	—	(766,753)	—	—	307,384
Healthcare	1,242,186	—	—	—	—	12,883,539	—	—	14,125,725
Housing	4,356,206	—	—	—	—	13,215	—	—	4,369,421
Utility	107,310	—	—	—	—	—	—	—	107,310
Warrants		—	—	—	—	—	—	—	—
Equity Price		—	—	—	—	—	—	—	—
Risk	30,000	—	(37,000)	—	—	7,000	—	—	—
Debt
US	103,119,618	11,194,846	(24,266,652)	52,285	(300,969)	(7,053,570)	6,183,384	(17,778,418)	71,150,524
Denominated
Senior Loans
Foreign
Denominated
Senior Loans	54,542,891	—	(6,438,220)	6,715	(21,884,448)	24,480,866	995,000	(31,286,051)	20,416,753
Asset-Backed Securities	40,969,784	—	(3,762,656)	—	—	3,634,803	1,940,765	—	42,782,696
Claims	—	—	—	—	—	(267,952)	267,952	—	—

Total	$235,494,146	$11,194,846	$(71,374,730)	$59,000	$(22,117,299)	$40,378,372	$9,387,101	$(49,132,587)	$153,888,849

The net unrealized gains presented in the table above relate to investments that were held at September 30, 2012.

For the three months ended September 30, 2012, there were no transfers between Level 1 and Level 2.

For the three months ended September 30, 2012, total change in unrealized gain/(loss) on Level 3 securities at period-end for Long/Short Healthcare Fund and Floating Rate Opportunities Fund were $1,790,614 and $13,755,315, respectively.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2012

Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the period ended September 30, 2012, a net amount of $79,700 and $11,194,846 of the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund’s portfolio investments, respectively, was transferred to Level 3 from Level 2 and a net amount of $0 and $71,374,730 of the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund’s portfolio investments, respectively, was transferred to Level 2 from Level 3.

Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund and Category	Ending Balance at 9/30/2012	Valuation Technique	Unobservable Inputs	Input Value(s)
Pyxis Long/Short Healthcare Fund
Debt	$320,000	Expected Recovery	Probability of Recovery	40%
Common Stocks	4,350,487	Fair Valuation - Multiple Scenarios	Discount Rate	26%
			Scenario Probabilities	25%
Warrants	3,323,983	Option Pricing Model	Custom Volatility	75%

Total	$7,994,470
Pyxis Floating Rate Opportunities Fund
Debt	$134,349,973	Third-Party Pricing Vendor		66.35 -89
		Multiple Analysis	Discount Rate	10% - 100%
			Liquidity Discount	28.5%
		Liquidation Analysis	Discount Rate	0.14% - 15%
		Debt - Loan Spread	Comparable Weighted Average DM	4.76% - 6.50%
			Weighted Comparables	10% - 40%
			Spread on Weighted Avg DM	3%
			Comparable Broker Quotes	51.5 - 100.5
			Liquidity Discount	2% - 3%
		Recovery Analysis	Discount Rate	15%
		Expected Sale Proceeds	Discount Rate	15%
		Discounted Cash Flows	LTM Multiple	4.8
			Liquidity Discount	20%
			Discount Rate	25% - 45%
Common Stocks	19,538,876	Liquidation Analysis	Scenario Probabilities	75%
		Third-Party Pricing Vendor		0.07 - 0.38
		Multiple Analysis	Discount Rate	10% - 100%

Total	$153,888,849

The significant unobservable inputs used in the fair value measurements of the Fund’s debt investments are discount rates, scenario probabilities, assumed accrued interest, and LTM multiples. Significant increases or decreases in any of those inputs in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in a fair value measurement of the reporting entity’s common stock investments are discount rates and scenario probabilities. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2012

Cash and Cash Equivalents:

The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. At September 30, 2012, the Funds invested their cash in the Federated Prime Obligations Fund.

Short Sales:

The Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. Cash held as collateral for short sales is classified as restricted cash on Long/Short Equity Fund and Long/Short Healthcare Fund. Restricted cash in the amount of $273,685,723 and $11,622,528 was held with the broker for Long/Short Equity Fund and the Long/Short Healthcare Fund, respectively. Restricted cash in the amount of $73,500,000 for the Long/Short Equity Fund and $1,252,770 for the Long/Short Healthcare is held in each Fund’s segregated account at The Bank of New York Mellon, the Funds’ custodian. Additionally, securities valued at $193,649,124 and $23,915,504 was posted in the Long/Short Equity Fund and Long/Short Healthcare Fund’s segregated accounts as collateral.

At September 30, 2012, the Floating Rate Opportunities Fund did not have any securities sold short.

Options:

The Funds may utilize options on securities or indexes to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options; write option contracts, or both. If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

The Long/Short Equity Fund and the Long/Short Healthcare Fund has purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategy of the Funds.

At September 30, 2012, the Floating Rate Opportunities Fund did not hold any written or purchased options.

Forward Foreign Currency Contracts:

In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Floating Rate Opportunities Fund may enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time the contract is initiated. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Floating Rate Opportunities Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee forwards against default. During the three months ended September 30, 2012, the open values of the Floating Rate Opportunities Fund’s forward foreign currency contracts were EUR 1,585,000 and GBP 8,100,000 and the closed values were EUR 14,150,000 and GBP 17,600,000.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2012

Credit Default Swaps:

To the extent consistent with the Funds’ prospectus, the Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller typically pays the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event.

Credit default swaps involve greater risks than if the Funds had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.

If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage as certain other leveraged transactions, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. For the period ended March 31, 2012, the Funds did not hold any short credit default swaps.

Financial Instruments:

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The fair values of derivative instruments have the following risk exposure at September 30, 2012:

Fair Value
Risk Exposure	Asset Derivatives	Liability Derivatives
Long/Short Equity Fund
Equity Price Risk	$33,750	$—
Long/Short Healthcare Fund
Equity Price Risk	3,323,983	—
Floating Rate Opportunities Fund
Equity Price Risk	37,000	—
Foreign Exchange Risk	—	447,183

For the period ended September 30, 2012, each Fund’s average volume of derivatives is as follows:

Derivatives	Long/Short Equity Fund	Long/Short Healthcare Fund	Floating Rate Opportunities Fund
Warrants (Units)	$—	$8,683,887	$900,641
Purchased Options (Contracts)	826	4,603	—
Forward Contracts Sold (Appreciation)	—	—	2,349,761

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2012

Affiliated Issuers:

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its outstanding voting securities. The Long/Short Healthcare Fund held at least five percent of the outstanding voting securities of the following companies during the period ended September 30, 2012:

			Market Value
Issuer	Par Value at September 30, 2012	Shares at September 30, 2012	June 30, 2012	September 30, 2012
CNS Response, Inc. (Senior Loans)	$400,000	—	$400,000	$160,000
CNS Response, Inc. (Senior Loans)	400,000	—	400,000	160,000
CNS Response, Inc. (Common Stocks)	—	22,698	77,742	20,088
Genysys Ventures IA, L.P. (Common Stocks)	—	1,068,076	1,788,687	1,783,687
MediciNova, Inc. (Warrants)	—	121,816	—	82,652

	$800,000	1,212,590	$2,666,429	$2,206,427

The Floating Rate Opportunities Fund held at least five percent of the outstanding voting stock of the following companies as of September 30, 2012:

			Market Value
	Par Value at September 30, 2012	Shares at September 30, 2012	June 30, 2012	September 30, 2012
CCS Medical, Inc. (Senior Loans)	$30,356,108	—	$29,064,227	$29,748,986
CCS Medical, Inc. (Common Stock)	—	207,031	1,242,186	14,125,725
ComCorp Broadcasting, Inc. (Senior Loans) *	5,657,983	—	5,506,914	5,571,416
Communications Corp. of America (Common Stock)	—	304,726	—	—
LLV, Holdco, LLC (Senior Loans)	8,901,831	—	10,490,962	6,612,280
LLV, Holdco, LLC (Common Stock)	—	34,992	420,070	—
LLV, Holdco, LLC ( Warrants)	—	13,941	—	—
Young Broadcasting, Inc. (Common Stocks)	—	5,594	16,782,000	20,697,800
Young Broadcasting, Inc. (Warrants)	—	10	30,000	37,000

	$44,308,800	566,294	$63,536,359	$76,793,207

*	Company is a wholly owned subsidiary of Communications Corp. of America.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pyxis Funds I

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principle Executive Officer (principal executive officer)

Date	11/27/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principle Executive Officer (principal executive officer)

Date	11/27/12

By (Signature and Title)*	/s/ Brian Mitts
Brian Mitts, Chief Financial Officer and Treasurer (principal financial officer)

Date	11/27/12

*	Print the name and title of each signing officer under his or her signature.